------------------------------------------------------------------------------
Description of art work on front cover of report

Solid blue box with name of Trust in upper left hand corner of page.
------------------------------------------------------------------------------






                                   SEMI-ANNUAL
                                     REPORT

                                  June 30, 1998

                      WRIGHT MANAGED BLUE CHIP SERIES TRUST

================================================================================


Wright Managed Blue Chip Series Trust is a diversified, open-end management investment company, that is designed to be the funding vehicle for insurance contracts offered by participating insurance companies. Shares of the Trust are offered exclusively to the separate accounts of such insurance companies. Two managed investment portfolios of the Trust and their investment objectives are described below:

WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP) seeks long-term capital appreciation and, as a secondary objective, reasonable, current income by investing primarily in equity securities of well-established U.S. companies that meet the invest-ment adviser's quality standards.

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP) seeks long-term capital appreciation by investing primarily in equity securities of well-established, non-U.S. companies that meet the investment adviser's quality standards.





                                TABLE OF CONTENTS

------------------------------------------------------------------------------


    Investment Objectives....Inside Front Cover
    Letter to Shareholders................... 1
    Management Discussion.....................3

    Wright Selected Blue Chip Portfolio
      Portfolio of Investments............... 4
      Financial Statements................... 6

    Wright International Blue Chip Portfolio
      Portfolio of Investments............... 7
      Financial Statements................... 8


    Notes to Financial Statements........... 14

                      WRIGHT MANAGED BLUE CHIP SERIES TRUST

                             LETTER TO SHAREHOLDERS
================================================================================


                                                               July 1998

Dear Shareholders:

     The U.S. securities market extended its winning streak during the first half of 1998. Stocks once again outdid expectations, with the S&P 500 registering its 13th and 14th straight quarterly advances and stock prices hitting new highs in June.
     The U.S. economy began its eighth year of expansion in April on a strong footing, although some slowing was evident during the second quarter relative to the robust first quarter. Considering the recessions being experienced in Asia, this slowdown in the U.S. was not unexpected. Some Federal Reserve officials are fearful of higher inflation ahead, but the majority opted to leave interest rates unchanged during the first half of 1998 and interest rates dropped slightly along the entire yield curve.
     The second quarter of 1998 was not the unqualified success for U.S. stocks that the prior quarter had been. While the major stock market indexes registered small gains in the second quarter, the period was actually a mixed one for the U.S. stock market. Generally speaking, bigger-cap stocks advanced modestly while smaller issues were retreating. The variance in performance among stock groups between big and small, growth and value - was as great as it has been in ten years, with the market bias working to the detriment of stocks outside the hallowed ground of the S&P 500.
     The stock market's recent preference for big, S&P 500-type stocks has pushed the market P/E multiple up by 50% in two years, creating some big risks in these stocks. The presumed "safety" of the big-name stocks at the top of the S&P 500 is more apparent than real, as their sky-high P/Es actually make them one of the riskier sectors in the market today.
     The fundamental backdrop for the U.S. securities markets remains generally favorable, with the economic expansion slowing in the direction of the Federal Reserve's 2.5%-3% growth target and inflation and interest rates dropping. Corporate profits are beginning to lose momentum, a fact that could become problematic for stocks in the near term. The longer-term outlook for high-quality securities is positive, and diversification in quality stocks outside the U.S. continues to make sense.
     As always, it should be understood that past performance does not guarantee future results and that investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing internationally entails additional risks, such as currency fluctuations and potential political instability. The Management Discussion on pages 2 and 3 talks about the various economic, political and market factors affecting the investment performance of the Wright Equity and Fixed-Income Funds during the first half of 1998 and prospects for the period ahead.

                                   Sincerely,

                                   /S/ Peter M. Donovan

                                   Peter M. Donovan, President

                              MANAGEMENT DISCUSSION
================================================================================


THE U.S. BULL MARKET LOST SOME MOMENTUM DURING THE SECOND QUARTER OF 1998. STOCKS EXHIBITED A SPLIT PERSONALITY DURING THE SECOND QUARTER, WITH PRICES UP FOR BIG-CAP STOCKS AND LOWER FOR THE MID- AND SMALL-CAPS. STOCKS IN EUROPE PERFORMED SLIGHTLY AHEAD OF U.S. EQUITIES DURING THE SECOND QUARTER, WHILE JAPAN AND OTHER PACIFIC MARKETS WERE WEAK. ASIA'S FINANCIAL CRISIS IS TURNING OUT TO BE WORSE THAN MANY THOUGHT EARLY IN THE YEAR, AND MOST ASIAN STOCK MARKETS AND CURRENCIES HAVE GIVEN BACK THEIR FIRST-QUARTER RECOVERIES AND THEN SOME.

EARLY IN JULY, THE MAJOR U.S. STOCK MARKET AVERAGES HAVE MOVED TO NEW HIGHS. THERE ARE A NUMBER OF POSITIVE FACTORS THAT CONTINUE TO SUPPORT U.S. EQUITIES. ALTHOUGH THE ASIAN CRISIS IS CAUSING SOME SLOWDOWN IN ECONOMIC AND PROFIT GROWTH, THE CHANCE OF A RECESSION IN THE U.S. IS LIMITED; INFLATION IS BENIGN AND THE TREND IN INTEREST RATES IS DOWNWARD. DEMOGRAPHIC TRENDS AND A SURGE IN MERGER ACTIVITY ARE PROVIDING STRONG CASH FLOWS INTO EQUITIES.

BUT THERE IS NO GETTING AROUND THE MARKET'S HISTORICALLY HIGH VALUATIONS. P/E MULTIPLES ARE AT THE HIGHEST LEVELS IN POSTWAR HISTORY. IN TERMS OF YEAR-AHEAD EARNINGS, THE 50 BIGGEST S&P 500 STOCKS HAD A MEDIAN P/E OF 25 AT MIDYEAR 1998 VERSUS 17 FOR THE OTHER 450; S&P GROWTH STOCKS HAD A MEDIAN P/E OF 23 VERSUS 16 FOR S&P VALUE STOCKS. THE DATA SUGGESTS THE DEVELOPMENT OF A TWO-TIER MARKET. WRIGHT EXPECTS A CORRECTION IN TODAY'S HIGH P/E MULTIPLES THAT WILL HOLD DOWN INVESTMENT RETURNS IN THE NEAR TERM. WITH MANY QUALITY ISSUES LAGGING THE S&P THIS YEAR, THERE IS ROOM FOR SOME MARKET SECTORS TO POST BETTER-THAN-AVERAGE
RETURNS.  WRIGHT  EXPECTS  EQUITY  RETURNS  TO  STAY  AHEAD  OF  INFLATION  OVER
1998-2003.


WRIGHT SELECTED BLUE CHIP PORTFOLIO

The Wright Selected Blue Chip Portfolio(WSBCP) had a total return of 5.62% during the first half of 1998, compared to 17.7% for the S&P 500. With big-cap stocks in favor, the WSBCP's return shortfall in the first half of 1998 relative to the S&P 500 was almost entirely due to the smaller cap size of its holdings. More than 95% of the S&P 500's weight consists of companies with market capitalization greater then $4 billion, with 64% larger than $25 billion. In contrast, less than 30% of WSBCP funds are in stocks with market caps above $4 billion; the bulk of WSBCP holdings are in the range of $1 to $4 billion. In particular, underweighting in large-cap drug stocks and electronics companies have hurt the WSBCP this year; underweighting in energy and tobacco issues has been a plus.

The high-quality stocks in the WSBCP possess superior financial strength and profitability compared with the S&P 500; they also have better growth prospects. At some time, probably in the not too distant future, investors will realize that the S&P 500's excessive P/E multiple - 29 times current earnings at mid-year - is not warranted by the fundamentals, and that more reasonably valued issues, such as those in the WSBCP, which averaged a P/E multiple of 17 at June 30, stand to benefit.

WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO

     The  Wright   International  Blue  Chip  Portfolio  (WIBCP)  had  a  12.17%
investment return compared to 13.6% for the FT/S&P World ex U.S. Composite.

The WIBCP's performance relative to the FT/S&P World ex U.S. index has recently been negatively affected by weakness in its U.K. holdings in response to a tighter monetary policy; by an underweighted position in German banks relative to the benchmark; and by weakness in the Mexican peso. These factors offset the benefits of a large position in Finland, the world's strongest market this year; a solid performance by WIBCP's Canadian holdings; and underweighting in the weak Japanese market.

With Asia's economic problems far from over, equities and currency markets in this region are likely to be volatile for some time to come. In Europe, where many markets are at record highs, signs of slowing economic growth may hold stock price gains in coming months below recent rates. Nevertheless, overall fundamentals, including low inflation, a downward trend in interest rates in most countries and the efficiencies that will eventually result from economic convergence, are positive for financial assets.

                   WRIGHT SELECTED BLUE CHIP PORTFOLIO (WSBCP)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (Unaudited)
================================================================================


                                Shares        Value
                             ------------------------

     Investments -- 96.0%


APPAREL -- 2.2%
VF Corp.....................     1,600  $     82,400
                                         -----------


AUTOMOTIVE -- 8.6%
Chrysler Corporation.........    1,800  $    101,475
Dana Corporation.............      800        42,800
Eaton Corporation............      900        69,975
Modine Mfg. Co...............    2,000        69,250
Superior Industries Int'l. Inc   1,200        33,825
                                         -----------
                                        $    317,325
                                         -----------


CHEMICALS -- 6.3%
Cooper Tire & Rubber Co......    2,600  $     53,625
Morton International Inc.....    1,300        32,500
PPG Industries, Incorporated.      900        62,606
Rohm & Haas Company..........      800        83,150
                                         -----------
                                        $    231,881
                                         -----------


CONSTRUCTION -- 15.1%
Caterpillar Inc..............    1,000  $     52,875
Fleetwood Enterprises, Inc...    1,900        76,000
Jacobs Engineering Group*....    1,200        38,550
Medusa Corp..................    1,500        94,125
Oakwood Homes Corp...........    1,200        36,000
Texas Industries Inc.........    1,400        74,200
Toll Brothers*...............    3,000        86,063
Vulcan Materials Co..........      900        96,018
                                         -----------
                                        $    553,831
                                         -----------


DIVERSIFIED -- 3.3%
Crane Co.....................    1,800  $     87,413
Lancaster Colony Corp........      900        34,087
                                         -----------
                                        $    121,500
                                         -----------


ELECTRONICS -- 5.4%
Compaq Computer..............    1,900  $     53,913
International Business Machines    300        34,444
Raytheon Company.............      900        53,213
Sun Microsystems, Inc.*......    1,300        56,468
                                         -----------
                                        $    198,038
                                         -----------


FINANCIAL -- 11.5%
Ambac Financial Group, Inc...    1,300  $     76,050
BB&T Corporation.............    1,700       114,963
Edwards (A.G.), Inc..........    2,850       121,659
Southtrust Corp..............    2,550       110,925
                                         -----------
                                        $    423,597
                                         -----------


FOOD -- 2.4%
Dean Foods Company...........      800  $     43,950
Universal Foods Corp.........    2,000        44,375
                                         -----------
                                        $     88,325
                                         -----------


MACHINERY & EQUIPMENT -- 4.6%
Cummins Engine Co............      700  $     35,875
Deere & Co...................    1,000        52,875
Ingersoll Rand Co............    1,800        79,313
                                         -----------
                                        $    168,063
                                         -----------



METAL PRODUCERS -- 2.1%
Carpenter Technology.........    1,500  $     75,375
                                         -----------


METAL PRODUCTS MANUFACTURERS -- 6.8%
Kaydon Corp..................    2,400  $     84,750
Mueller Industries*..........    1,200        44,550
Snap-on Inc..................    1,500        54,375
Trinity Industries...........    1,600        66,400
                                         -----------
                                        $    250,075
                                         -----------

OIL, GAS & COAL -- 0.9%
Nabors Inds., Inc.*..........    1,700  $     33,681
                                         -----------



PAPER -- 1.0%
Wausau-Mosinee Paper Corp....    1,600  $     36,600
                                         -----------



PRINTING & PUBLISHING -- 4.2%
American Greetings Corp......    1,700  $     86,594
Banta Corporation............    2,200        67,925
                                         -----------
                                        $    154,519
                                         -----------


RECREATION -- 2.9%
Brunswick Corporation........    2,000  $     49,500
Ryan's Family Steak Houses*..    5,700        58,425
                                         -----------
                                        $    107,925
                                         -----------


RETAILERS -- 2.8%
Lands' End, Inc..............    1,800  $     56,925
Ross Stores Inc..............    1,100        47,300
                                         -----------
                                        $    104,225
                                         -----------



TRANSPORTATION - 8.3%
ASA Holdings, Inc............    2,400  $    119,100
Comair Holdings, Inc.........    2,550        78,731
U.S. Freightways Corp........    1,000        32,844
Werner Enterprises Inc.......    3,875        73,867
                                         -----------
                                        $    304,542
                                         -----------


UTILITIES -- 3.9%
Duke Power Company...........    1,100  $     65,175
Nipsco Industries............    2,800        78,400
                                         -----------
                                        $    143,575
                                         -----------


MISCELLANEOUS -- 3.7%
Arrow Electronics, Inc*......    1,600  $     34,800
Kelly Services...............    1,000        35,375
Sierra Health Services, Inc*.    2,550        64,228
                                         -----------
                                        $    134,403
                                         -----------



TOTAL INVESTMENTS -- 96.0%
(identified cost, $2,605,198)           $  3,529,880


OTHER ASSETS
LESS LIABILITIES -- 4.0%                     145,615
                                         -----------


NET ASSETS -- 100.0%                    $  3,675,495
                                        ============


          * Non-income-producing security.


See notes to financial statements

                       WRIGHT SELECTED BLUE CHIP PORTFOLIO
================================================================================

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30,1998 (Unaudited)
--------------------------------------------------------------------------------


ASSETS:

   Investments --
     Identified cost....................  $2,605,198
     Unrealized appreciation............    924,682
                                           ---------
       Total value (Note 1A)............  $3,529,880

   Cash.................................  $ 140,458
   Dividends receivable.................      2,871
   Receivable from Investment Adviser...      8,000
   Deferred organizational costs (Note 1E)      918
                                           ---------
     Total Assets.......................  $3,682,127
                                           ---------

LIABILITIES:

   Accrued expenses.....................  $   6,632
                                           ---------

     Total Liabilities..................  $   6,632
                                           ---------


NET ASSETS..............................  $3,675,495
                                          ==========

NET ASSETS CONSIST OF:

Paid-in capital.........................  $2,553,827
Accumulated net realized gain on investment
   transactions.........................    152,101
Unrealized appreciation of investments..    924,682
Accumulated undistributed net investment
   income...............................     44,885
                                           ---------

   Net assets applicable to
    outstanding shares..................  $3,675,495
                                          ==========


SHARES OF BENEFICIAL INTEREST
   OUTSTANDING..........................    242,026
                                          ==========
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST...............     $15.19
                                          ==========



                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------


INVESTMENT INCOME:

Income --
   Dividends............................  $  24,835
                                           ---------

Expenses --
   Investment Adviser fee (Note 3)......  $  11,747
   Administrator fee (Note 3)...........        904
   Compensation of Trustees not
     affiliated with the Investment
     Adviser or Administrator...........      1,897
   Custodian fee (Note 1D)..............      7,549
   Audit................................     11,100
   Legal................................      6,194
   Printing.............................      1,558
   Amortization of organization expense
     (Note 1E)..........................        867
   Miscellaneous........................        628
                                           ---------
       Total expenses...................  $  42,444
                                           ---------


Deduct --
   Preliminary reduction of Investment Adviser
     fee (Note 3).......................  $  11,747
   Preliminary allocation of expenses to the
     Investment Adviser (Note 3)........      8,000
   Reduction of Custodian fee (Note 1D).      2,053
                                           ---------
       Total deducted...................  $  21,800
                                           ---------
       Net expenses.....................  $  20,644
                                           ---------
         Net investment income..........  $   4,191
                                           ---------


REALIZED AND UNREALIZED GAIN:

Net realized gain on investment
    transactions........................  $ 151,545
Change in unrealized appreciation
    of investments......................     36,649
                                           ---------
   Net realized and unrealized gain.....  $ 188,194
                                           ---------

   Net increase in net assets from
     operations.........................  $ 192,385
                                          ==========


See notes to financial statements

                       WRIGHT SELECTED BLUE CHIP PORTFOLIO
================================================================================


                                                                   Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                  June 30, 1998       December 31, 1997
-----------------------------------------------------------------------------------------------------------
                                                                      (Unaudited)

INCREASE IN NET ASSETS:

   From operations --
     Net investment income........................................     $    4,191         $   21,518
     Net realized gain on investment transactions.................        151,545            307,898
     Change in unrealized appreciation of investments.............         36,649            521,436
                                                                       ----------         ----------
       Net increase in net assets from operations.................     $  192,385         $  850,852

   Distributions to shareholders from net realized gain on
     investment transactions (Note 2).............................       (307,343)          (427,615)
   Undistributed net investment income included in price of shares
     sold and redeemed (Note 1F)..................................              -              8,494
   Net increase from Portfolio share transactions (exclusive of
     amounts allocated to net investment income) (Note 4).........        365,422            324,836
                                                                       ----------         ----------
       Net increase in net assets.................................     $  250,464         $  756,567


NET ASSETS:

   At beginning of period.........................................      3,425,031          2,668,464
                                                                       ----------         ----------

   At end of period...............................................     $3,675,495         $3,425,031
                                                                       ==========         ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF PERIOD........................     $   44,885         $   40,694
                                                                       ==========         ===========




See notes to financial statements

                       WRIGHT SELECTED BLUE CHIP PORTFOLIO
================================================================================

                                                                 Year Ended December 31,
                                                -----------------------------------------------------------
FINANCIAL HIGHLIGHTS                            1998(6)(7)    1997        1996        1995       1994(5)
-----------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........... $ 15.650   $ 14.000    $ 11.410    $  9.320    $ 10.000
                                                 --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income (loss) (1)............. $ (0.000)(+)$ 0.110    $  0.170    $  0.100  $     0.092
  Net realized and unrealized gain (loss)
    on investments.............................    0.940      3.780       2.430       2.345       (0.712)
                                                 --------    --------    --------    --------    --------

   Total income (loss) from investment
    operations................................. $  0.940    $ 3.890    $  2.600    $  2.445  $    (0.620)
                                                 --------    --------    --------    --------    --------

Less Distributions to Shareholders:
  From net investment income................... $   -       $  -        $ (0.010)   $ (0.070)   $ (0.060)
  From net realized gain on investment
     transactions..............................   (1.400)    (2.240)        -         (0.285)       -
                                                 --------    --------    --------    --------    --------
   Total distributions......................... $  (1.400)  $ (2.240)   $ (0.010)   $ (0.355)   $ (0.060)
                                                 --------    --------    --------    --------    --------
Net asset value, end of period................. $  15.190   $ 15.650    $ 14.000    $ 11.410    $  9.320
                                                 ========    ========    ========    ========    ========

Total Return(3)................................     5.6%      32.1%       22.8%       26.3%       (6.2%)

Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)........ $  3,675    $  3,425    $  2,668    $  2,239    $  1,452
  Ratio of net expenses to average net assets(1)   1.26%(2)(4) 1.30%(4)    1.27%(4)    1.60%(4)    1.15%(2)
  Ratio of net investment income to average
    net assets(1)..............................    0.23%(2)    0.70%       1.14%       0.96%       1.16%(2)
  Portfolio Turnover Rate......................      22%         40%         68%         64%         74%

(1)During each of the periods presented, the Investment Adviser and/or the Administrator reduced their fees. Had such actions not been undertaken, the net investment income (loss) per share and the ratios would have been as follows:

                                                  1998(6)     1997        1996        1995       1994(5)
                                                 --------    ------      -----       ------     --------

Net investment income (loss) per share......... $  (0.002)  $  0.030    $  0.066    $ (0.017)   $ (0.078)
                                                 ========    ========    ========    ========    ========
Ratios (As a percentage of average net assets):
  Expenses.....................................     2.35%(2)    1.81%       1.97%       2.72%       3.30%(2)
                                                 ========    ========    ========    ========    ========
    Net investment income (loss).................    (0.86%)(2)   0.19%       0.44%      (0.16%)     (0.99%)(2)
                                                 ========    ========    ========    ========    ========
(2) Annualized.
(3)Total  investment  return is calculated  assuming a purchase at the net asset value on the first  day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions,  if any, are assumed to be invested  at the net asset value on the payable  date.  The total  investment return  does not  reflect  expenses  that  apply to the  separate  account or policies.  If these  charges had been  included,  the total  return  would be reduced.
(4)During the six months  ended June 30, 1998 and the years ended  December  31,
   1997,  1996 and 1995,  custodian fees were reduced by credits  resulting from cash balances the  Portfolio  maintained  with the  custodian  (Note 1D). The computation  of net expenses to average  daily net assets  reported  above is computed without  consideration of such credits, in accordance with reporting regulations  in effect  beginning in 1995. If these credits were  considered, the ratio of expenses to average net assets would have been reduced to 1.14%,
   1.15%, 1.06% and 1.15%, respectively.
(5)For the period from  January 6, 1994  (start of  business)  to December  31,
   1994.
(6) For the six months ended June 30, 1998
(7) Certain per share amounts are based on average shares outstanding.
(+) Amount represents less than ($0.001) per share.


See notes to financial statements

                WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
                            PORTFOLIO OF INVESTMENTS
                            June 30, 1998 (Unaudited)
================================================================================

                                Shares        Value
                             -------------------------

   EQUITY INVESTMENTS -- 95.5%


AUSTRALIA -- 3.1%
Australian Gas & Light Co....    4,777  $     29,974
Coles Myer Ltd...............    5,200        20,352
                                         -----------
                                        $     50,326
                                         -----------

CANADA -- 8.0%
Linamar Corporation..........    1,500  $     26,725
Loblaw Companies Ltd.........    1,300        30,941
Magna Int'l. Inc. Class A....      501        34,344
Power Financial Corp.........      800        37,401
                                         -----------
                                        $    129,411
                                         -----------

CHILE -- 1.2%
Compania de Telecomunicacion.    1,000  $     20,313
Compania de Telecom - Rights*       63            22
                                         -----------
                                        $     20,335
                                         -----------


DENMARK -- 3.5%
Icopal.......................      600  $     28,803
Novo Nordisk A/S - B.........      200        27,581
                                         -----------
                                        $     56,384
                                         -----------


FINLAND -- 3.8%
Finnlines OY.................      400  $     24,796
Orion A/S - B................    1,190        36,038
                                         -----------
                                        $     60,834
                                         -----------

FRANCE -- 11.0%
Pernod-Ricard................      400  $     27,705
Pinault-Printemps Redoute SA.       45        37,639
SAGEM SA.....................       60        46,655
Synthelabo...................      150        25,291
Valeo........................      400        40,863
                                         -----------
                                        $    178,153
                                         -----------


GERMANY -- 6.8%
BASF AG......................      650  $     30,888
Bayerische Motoren Werke A...       39        39,443
Dyckerhoff AG - Pfd..........      100        39,069
                                         -----------
                                        $    109,400
                                         -----------


IRELAND -- 1.9%
Bank of Ireland..............      518  $     31,131
                                         -----------


ITALY -- 3.1%
Benetton Group...............   12,000  $     24,925
Eni SPA......................    4,000        26,052
                                         -----------
                                        $     50,977
                                         -----------


JAPAN -- 3.7%
Bridgestone Corporation......    1,000  $     23,764
Honda Motor Co., Ltd.........    1,000        35,791
                                         -----------
                                        $     59,555
                                         -----------



MEXICO -- 3.4%
Cemex X.A. - CPO.............    6,700  $     25,138
Telefonos de Mexico SA.......   13,000        30,756
                                         -----------
                                        $     55,894
                                         -----------


NETHERLANDS -- 15.3%
Akzo Dutch Ord...............      100  $     22,228
CSM N.V. Cert................      508        24,396
Getronics N.V................      618        32,048
Hagemeyer N.V................      813        35,167
Ing Groep N.V................      400        26,190
Numico NV....................    1,015        31,781
Unilever NV-CVA..............      350        27,767
Verenigde Nederlandse........    1,300        47,223
                                         -----------
                                        $    246,800
                                         -----------

SOUTH AFRICA -- 1.0%
Sasol Beperk Limited.........    1,300  $      7,499
Tiger Oats Limited...........      900         7,935
                                         -----------
                                        $     15,434
                                         -----------

SPAIN -- 8.8%
Banco Espirito Santo.........      795  $     23,871
Banco Popular Espanola.......      400        34,075
Endesa S.A...................    2,000        43,250
Repsol S.A...................      750        41,177
                                         -----------
                                        $    142,373
                                         -----------


SWEDEN -- 1.2%
Atlas Copco AB...............      700  $     19,068
                                         -----------



SWITZERLAND -- 6.2%
Nestle-Sponsored.............      350  $     37,450
Novartis AG-ADR..............      450        37,440
Schweizerische Rueckverisch..       10        25,308
                                         -----------
                                        $    100,198
                                         -----------


UNITED KINGDOM -- 13.5%
Kwik-Fit Holdings PLC........    5,500  $     45,053
Provident Financial PLC......    1,640        25,745
Smiths Industries............    2,400        33,727
Tesco PLC....................    3,385        33,296
Weir Group PLC (The).........    6,700        24,336
Wm. Morrison Supermarkets PLC    6,000        30,160
Wolseley ....................    4,154        25,180
                                         -----------
                                        $    217,497
                                         -----------


TOTAL INVESTMENTS - 95.5%
(identified cost, $1,232,924)           $  1,543,770


OTHER ASSETS
LESS LIABILITIES - 4.5%                       72,905
                                         -----------


NET ASSETS - 100.0%                     $  1,616,675
                                         ===========


ADR - American Depositary Receipt * Non-income producing security.

See notes to financial statements

                WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO (WIBCP)
================================================================================

                       STATEMENT OF ASSETS AND LIABILITIES

                            June 30,1998 (Unaudited)
--------------------------------------------------------------------------------


ASSETS:

   Investments --
     Identified cost....................  $1,232,924
     Unrealized appreciation...........     310,846
                                           ---------
       Total value (Note 1A)............  $1,543,770

   Cash.................................     58,183
   Foreigh Cash.........................      3,598
   Receivable for investments sold......     25,288
   Dividends receivable.................      2,178
   Deferred organizational costs (Note 1E)      914
   Receivable from Investment Adviser...     21,500
   Receivable for foreign taxes withheld        599
                                           ---------
     Total assets.......................  $1,656,030
                                           ---------


LIABILITIES:

   Accrued expenses.....................  $  10,582
   Payable for investments purchased....     28,773
                                           ---------
     Total liabilities..................  $  39,355
                                           ---------

NET ASSETS..............................  $1,616,675
                                          ==========
NET ASSETS CONSIST OF:

Paid-in capital.........................  $1,235,166
Accumulated net realized gain on investment
   and foreign currency transactions....      62,618
Unrealized appreciation of investments and
   translations of assets and liabilities in
   foreign currencies...................     310,798
Accumulated undistributed net
   investment income....................       8,093
                                           ---------
   Net assets applicable to
     outstanding shares................. $ 1,616,675
                                          ==========
SHARES OF BENEFICIAL INTEREST
   OUTSTANDING..........................     127,477
                                          ==========
NET ASSET VALUE, OFFERING PRICE,
   AND REDEMPTION PRICE PER SHARE
   OF BENEFICIAL INTEREST...............      $12.68
                                          ==========



                             STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:

Income --
   Dividends............................  $  19,812
   Less: Foreign taxes..................     (2,326)
                                           ---------

     Total investment income............  $  17,486
                                           ---------

Expenses --
   Investment Adviser fee (Note 3)......  $   6,201
   Administrator fee (Note 3)...........        455
   Compensation of Trustees not
     affiliated with the Investmen
     Adviser or Administrator...........      1,864
   Custodian fee (Note 1D)..............     11,771
   Audit................................     11,100
   Legal................................      6,194
   Printing.............................      3,023
   Amortization of organization expense
     (Note 1E)..........................        867
   Miscellaneous........................      1,932
                                           ---------
       Total expenses...................  $  43,407
                                           ---------

Deduct --
   Preliminary reduction of Investment
     Adviser fee (Note 3)...............  $   6,201
   Preliminary reduction of Admininstrator fee
     (Note 3)...........................        455
   Preliminary allocation of expense to the
     Investment Adviser  (Note 3).......     21,500
   Reduction of Custodian fee (Note 1D).        857
                                           ---------
       Total deducted...................  $  29,013
                                           ---------
       Net expenses.....................  $  14,394
                                           ---------
         Net investment income..........  $   3,092
                                           ---------


REALIZED AND UNREALIZED GAIN:

Net realized gain on investment and
   foreign currency transactions........  $  60,238
Change in unrealized appreciation of
   investments and translation of assets
   and liabilities in foreign currency..    110,021
                                           ---------

   Net realized and unrealized gain.....  $ 170,259
                                           ---------

   Net increase in net assets from
     operations.........................  $ 173,351
                                          ==========


See notes to financial statements

                    WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO
================================================================================


                                                                   Six Months Ended         Year Ended
STATEMENTS OF CHANGES IN NET ASSETS                                  June 30, 1998       December 31, 1997
--------------------------------------------------------------------------------------------------------------
                                                                      (Unaudited)

INCREASE (DECREASE) IN NET ASSETS:

   From operations --
     Net investment income........................................     $    3,092         $    3,740
     Net realized gain on investments and foreign currency
       transactions...............................................         60,238             70,743
     Change in unrealized appreciation of investments and translation
       of assets and liabilities in foreign currency..............        110,021             16,476
                                                                       ----------         ----------
       Net increase in net assets from operations.................     $  173,351         $   90,959

   Distributions to shareholders from net realized gain
     on investment transactions (Note 2)..........................        (68,163)           (81,308)
   Net increase (decrease) from Portfolio share transactions (exclusive of
     amounts allocated to net investment income) (Note 4).........        100,799            (56,035)
                                                                       ----------         ----------
       Net increase (decrease) in net assets......................     $  205,987         $  (46,384)

NET ASSETS:

   At beginning of period.........................................      1,410,688          1,457,072
                                                                       ----------         ----------

   At end of period...............................................     $1,616,675         $1,410,688
                                                                       ===========        ===========

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS.........................................     $    8,093         $    5,001
                                                                       ===========        ===========


See notes to financial statements

                    WRIGHT INTERNATIONAL BLUE CHIP PORTFOLIO
================================================================================


                                                                 Year Ended December 31,
                                                 ---------------------------------------------------------
FINANCIAL HIGHLIGHTS                              1998(6)     1997        1996        1995       1994(5)
----------------------------------------------------------------------------------------------------------
                                                (Unaudited)

Net asset value, beginning of period........... $  11.800   $ 11.810    $ 10.060    $  9.140    $ 10.000
                                                --------    --------    --------    --------    --------
Income from Investment Operations:
  Net investment income (loss)(1).............. $   0.022   $  0.032    $ (0.043)   $  0.003    $  0.031
  Net realized and unrealized gain (loss)......     1.428      0.588       1.793       0.967      (0.886)
                                                --------    --------    --------    --------    --------
   Total income (loss) from investment
     operations................................ $  1.450    $  0.620    $  1.750    $  0.970    $ (0.855)
                                                --------    --------    --------    --------    --------

  Less Distributions to Shareholders:
   From net investment income.................. $  --       $ --        $ --        $ (0.005)   $ (0.005)
   In excess of net investment income..........    --         --          --          (0.013)     --
   From net realized gains on investment
      transactions.............................  (0.570)      (0.630)     --           --         --
   Tax distribution from paid-in capital.......    --         --          --          (0.032)     --
                                                --------    --------    --------    --------    --------
   Total distributions declared to
     shareholders.............................. $(0.570)    $ (0.630)   $ --        $ (0.050)  $  (0.005)
                                                --------    --------    --------    --------    --------
Net asset value, end of period................. $12.680     $ 11.800    $ 11.810    $ 10.060    $  9.140
                                                ========    ========    ========    ========    ========
Total Return(3)................................  12.2%         5.7%       17.4%       10.6%       (8.1%)

Ratios/Supplemental Data:
  Net assets, end of year (000 omitted)........ $  1,617    $   1,411   $   1,457   $   1,365   $  1,229
  Ratio of net expenses to average net assets(1)   1.97%(2)(4)  2.00%(4)    2.31%(4)    2.28% (4)  1.80% (2)
  Ratio of net investment income (loss) to
    average net assets(1)......................    0.40%(2)     0.25%      (0.42)%      0.06%      0.19% (2)
  Portfolio Turnover Rate......................      30%          94%          44%        31%         0%

(1)During each of the periods presented, the Investment Adviser and the Administrator reduced their fees, and the Investment Adviser was allocated a portion of the Portfolio's operating expenses. Had such actions not been undertaken, the net investment loss per share and the ratios would have been as follows:

                                                  1998(6)     1997        1996        1995       1994(5)
                                                ---------    ------     -------     --------    --------

Net investment loss  per share................. $  (0.178)  $ (0.262)   $ (0.253)   $ (0.920)   $ (0.434)
                                                 ========    ========    ========    ========    ========
Ratios (As a percentage of average net assets):
  Expenses.....................................     5.60% (2)  4.30%       4.37%       4.18%       4.65% (2)
                                                 ========    ========    ========    ========    ========
  Net investment loss..........................    (3.23%)(2) (2.05%)     (2.47%)     (1.85%)     (2.66%)(2)
                                                 ========    ========    ========    ========    ========

(2) Annualized.
(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date. The total investment return does not reflect expenses that apply to the separate account or related policies. If these charges had been included, the total return would be reduced.
(4)During the six months ended June 30, 1998 and the years ended December 31, 1997, 1996 and 1995, custodian fees were reduced by credits resulting from cash balances the Portfolio maintained with the custodian (Note 1D). The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of expenses to average net assets in each period would have been reduced to 1.86%, 1.85%, 1.85% and 1.96%, respectively.
(5)For the period from  January 6, 1994  (start of  business)  to December  31,
   1994.
(6)For the six months ended June 30,1998.

See notes to financial statements

                      WRIGHT MANAGED BLUE CHIP SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                   (Unaudited)
================================================================================

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Wright Managed Blue Chip Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Trust presently consists of two diversified separate portfolios: Wright Selected Blue Chip Portfolio (WSBCP), and Wright International Blue Chip Portfolio (WIBCP) (the "Portfolios"). The shares of the Portfolios are sold only to variable accounts established by participating insurance companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - Securities, other than fixed-income investments, listed on securities exchanges or in the NASDAQ
         National Market, are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the last reported bid price. Fixed income investments (other than short-term obligations) including listed investments, and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Investments for which valuations are not readily available and for WIBCP investments for which material events affecting the value of such securities occurred after the closing of the exchange on which they are primarily traded but prior to the valuation of the Fund will be appraised at their fair value as determined in good faith by or at the direction of the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates value.

     B. Foreign Currency Translation - Investment security valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are translated into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     C. Taxes - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income tax is necessary. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

     D. Expense Reduction - The Portfolios have entered into an arrangement with its custodian agent whereby interest earned on uninvested cash balances are used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     E. Deferred Organization Expenses - Costs incurred by the Portfolios in connection with their organization are being amortized on a straight-line basis over five years from the date the Portfolio commenced operations.

     F. Equalization - The WSBCP and WIBCP Portfolios follow the accounting practice known as equalization by which a portion of the proceeds from sales and costs of redemptions of Portfolio shares, equivalent on a per-share basis to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of Portfolio shares.

     G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

     H. Interim Financial Information - The interim financial statements relating to June 30, 1998 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

     I. Other - Investment transactions are accounted for on a trade date basis. Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discount on long-term debt securities when required for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolios are informed of the ex-dividend date.

     J. Forward Foreign Currency Contracts - The International Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Portfolio will enter into forward contracts for hedging purposes in connection with purchases and sales of securities denominated in foreign currencies. The forward foreign currency exchange contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

(2)  DISTRIBUTIONS

     Dividends from investment income of WSBCP and WIBCP are expected to be declared annually. However, the Trustees may decide to declare dividends at other intervals. All net realized long- or short-term capital gains of each Portfolio, if any, will be declared and distributed at least annually. All distributions will be distributed in the form of additional full and fractional shares of the Portfolios and not in cash. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting treatments may result in reclassifications among various components of net assets.

(3)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The Trust has engaged The Winthrop Corporation (Winthrop) to act as investment adviser to the Funds pursuant to the respective Investment Advisory Contracts. Pursuant to a service agreement between Winthrop and its wholly-owned subsidiary, Wright Investors' Service, Inc. (Wright), Wright furnishes each Fund with investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average monthly net assets which rate is adjusted as average monthly net assets exceed certain levels. The Trust also has engaged Eaton Vance Management (Eaton Vance or Administrator) to act as administrator of the Trust. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Trust and is compensated based upon a percentage of average monthly net assets which rate is reduced as average monthly net assets exceed certain levels. For the six months ended June 30, 1998, the effective annual rate for advisory and administration charges for each Portfolio was as follows:

                                          WSBCP                 WIBCP

         Investment Advisory              0.65%                 0.80%
         Administration                   0.05%                 0.05%

     To enhance the net income of the Portfolios, Wright and Eaton Vance reduced their fees and Wright made an assumption of a portion of each Portfolio's expenses as follows:

                                                    WSBCP            WIBCP

         Preliminary reduction of Investment
           Adviser fees                            $11,747           $ 6,201
         Preliminary allocation of expense
           to the Investment Adviser                 8,000            21,500
         Preliminary reduction of Administrator fees   -                 455

     Certain of the Trustees and officers of the Trust are directors/trustees and/or officers of the above organizations.

(4)  SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Portfolio shares were as follows:

                                                    Six Months Ended                   Year Ended
                                                June 30, 1998 (unaudited)           December 31, 1997
                                                ---------------------------------------------------------
                                                 Shares        Amount            Shares         Amount
---------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip Portfolio --
     Sales..................................   256,674       $3,895,499          19,861       $  283,616
     Issued to shareholders in payment
       of distributions declared............    19,366          307,344          34,653          419,299
     Redemptions............................  (252,902)      (3,837,421)        (26,212)        (378,079)
                                               --------      ----------         --------      ----------

         Net increase.......................    23,138       $  365,422          28,302       $  324,836
                                               =========     ===========        =========     ===========

Wright International Blue Chip Portfolio  --
     Sales..................................   144,321       $1,828,726          20,821       $  237,904
     Issued to shareholders in payment
       of distributions declared............     5,243           68,163           7,439           81,308
     Redemptions............................  (141,623)      (1,796,090)        (32,123)        (375,247)
                                               --------      ----------         --------      ----------

         Net increase (decrease)............     7,941       $  100,799          (3,863)      $  (56,035)
                                               =========     ===========        =========     ===========



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments, other than short-term obligations, for the six months ended June 30, 1998, were as follows:

                                Wright Selected    Wright International
                              Blue Chip Portfolio   Blue Chip Portfolio
-------------------------------------------------------------------------------

     Purchases--              $   790,504            $   492,925
                               ============          ============

     Sales--                  $   805,141            $   445,839
                               ============          ============

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in value of the investments owned at June 30, 1998, as computed on a federal income tax basis, are as follows:

                                       Wright Selected    Wright International
                                    Blue Chip Portfolio   Blue Chip Portfolio
-------------------------------------------------------------------------------

     Aggregate cost..............       $  2,605,198          $  1,232,924
                                        ============          ============
     Gross unrealized appreciation      $  1,022,397          $    369,048
     Gross unrealized depreciation           (97,715)              (58,202)
                                        ------------          ------------

     Net unrealized appreciation.       $    924,682          $    310,846
                                        ============          ============


(7)  RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

     The Wright International Blue Chip Portfolio invests in securities issued by companies whose principal business activities are outside the United States which may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

     Settlement of securities transactions in foreign countries may be delayed and is generally less frequent than in the United States, which could affect the liquidity of the Trust's assets. The Trust may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends.

(8)  LINE OF CREDIT

     The Funds participate with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit, is allocated among the participating funds at the end of each quarter. The Funds did not have significant borrowings or allocated fees during the period ended June 30, 1998.

         SEMI-ANNUAL REPORT

         OFFICERS AND TRUSTEES OF THE FUNDS
         Peter M. Donovan, President and Trustee
         H. Day Brigham, Jr., Vice President , Secretary and Trustee
         A. M. Moody III, Vice President and Trustee
         Judith R. Corchard, Vice President and Trustee
         Winthrop S. Emmet, Trustee
         Leland Miles, Trustee
         Lloyd F. Pierce, Trustee
         Richard E. Taber, Trustee
         Raymond Van Houtte, Trustee
         James L. O'Connor, Treasurer
         William J. Austin, Jr., Assistant Treasurer

         ADMINISTRATOR
         Eaton Vance Management
         24 Federal Street
         Boston, Massachusetts 02110

         INVESTMENT ADVISER
         Wright Investors' Service
         1000 Lafayette Boulevard
         Bridgeport, Connecticut 06604

         CUSTODIAN AND TRANSFER AGENT
         Investors Bank & Trust Company
         200 Clarendon Street
         Boston, Massachusetts 02116



         This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus. Shares of the Trust are only available to the separate accounts of insurance companies